Q1 FY 2021 SUPPLEMENTAL SLIDES JANUARY 11, 2021

CAUTIONARY STATEMENTS This presentation contains or incorporates by reference a number of "forward-looking statements" within the meaning of the federal securities laws with respect to general economic conditions, key macro-economic drivers that impact our business, the effects of ongoing trade actions, the effects of continued pressure on the liquidity of our customers, potential synergies and organic growth provided by acquisitions and strategic investments, demand for our products, metal margins, the effect of the coronavirus ("COVID-19") and related governmental and economic responses thereto, the ability to operate our mills at full capacity, future supplies of raw materials and energy for our operations, share repurchases, legal proceedings, the undistributed earnings of our non-U.S. subsidiaries, U.S. non-residential construction activity, international trade, capital expenditures, our liquidity and our ability to satisfy future liquidity requirements, estimated contractual obligations and our expectations or beliefs concerning future events. These forward-looking statements can generally be identified by phrases such as we or our management "expects," "anticipates," "believes," "estimates," "intends," "plans to," "ought," "could," "will," "should," "likely," "appears," "projects," "forecasts," "outlook" or other similar words or phrases. There are inherent risks and uncertainties in any forward- looking statements. We caution readers not to place undue reliance on any forward-looking statements. Our forward-looking statements are based on management's expectations and beliefs as of the time this presentation is issued. Although we believe that our expectations are reasonable, we can give no assurance that these expectations will prove to have been correct, and actual results may vary materially. Except as required by law, we undertake no obligation to update, amend or clarify any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events, new information or circumstances or any other changes. Important factors that could cause actual results to differ materially from our expectations include those described in Part I, Item 1A, Risk Factors, of our Annual Report on Form 10-K for the fiscal year ended August 31, 2020 and in Part II, Item 1A, Risk Factors of our subsequent Quarterly Reports on Form 10-Q as well as the following: changes in economic conditions which affect demand for our products or construction activity generally, and the impact of such changes on the highly cyclical steel industry; rapid and significant changes in the price of metals, potentially impairing our inventory values due to declines in commodity prices or reducing the profitability of our downstream contracts due to rising commodity pricing; impacts from COVID-19 on the economy, demand for our products and on our operations, including the responses of governmental authorities to contain COVID-19 and the impact from the distribution of various COVID-19 vaccines; excess capacity in our industry, particularly in China, and product availability from competing steel mills and other steel suppliers including import quantities and pricing; compliance with and changes in environmental laws and regulations, including increased regulation associated with climate change and greenhouse gas emissions; involvement in various environmental matters that may result in fines, penalties or judgments; potential limitations in our or our customers' abilities to access credit and non-compliance by our customers with our contracts; activity in repurchasing shares of our common stock under our repurchase program; financial covenants and restrictions on the operation of our business contained in agreements governing our debt; our ability to successfully identify, consummate and integrate acquisitions, and the effects that acquisitions may have on our financial leverage; risks associated with acquisitions generally, such as the inability to obtain, or delays in obtaining, required approvals under applicable antitrust legislation and other regulatory and third party consents and approvals; lower than expected future levels of revenues and higher than expected future costs; failure or inability to implement growth strategies in a timely manner; impact of goodwill impairment charges; impact of long-lived asset impairment charges; currency fluctuations; global factors, such as trade measures, military conflicts and political uncertainties, including the impact of the 2020 U.S. election on current trade regulations, such as Section 232 trade tariffs, tax legislation and other regulations which might adversely impact our business; availability and pricing of electricity, electrodes and natural gas for mill operations; ability to hire and retain key executives and other employees; competition from other materials or from competitors that have a lower cost structure or access to greater financial resources; information technology interruptions and breaches in security; ability to make necessary capital expenditures; availability and pricing of raw materials and other items over which we exert little influence, including scrap metal, energy and insurance; unexpected equipment failures; losses or limited potential gains due to hedging transactions; litigation claims and settlements, court decisions, regulatory rulings and legal compliance risks; risk of injury or death to employees, customers or other visitors to our operations; civil unrest, protests and riots; new and clarifying guidance with regard to interpretation of certain provisions of the Tax Cuts and Jobs Act that could impact our assessment; and increased costs related to health care reform legislation. 2Q1 FY21 Supplemental Slides | January 11, 2021

KEY TAKEAWAYS FROM TODAY’S CALL Q1 FY21 Supplemental Slides | January 11, 2021 3 Controlling the controllables • Cost improvements year-over-year in both North America and Europe Continued progress on strategic operational initiatives • Network optimization benefits • Growth in merchant bar and wire rod shipments Building for the future • 3rd Polish rolling line startup on target; Arizona 2 project moving forward as planned • Organic projects underway expected to add $135 million of through- the-cycle EBITDA Ongoing COVID-19 pandemic continues to cause uncertainty Financial position provides flexibility to fund growth, weather economic uncertainty, and pursue opportunistic M&A Q1 Core EBITDA1 of $157M Down 10% y/y Q1 Annualized ROIC2 of 10.3% Best N. America controllable level in two years Notes: [1] Core EBITDA is a non-GAAP measure. For a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures, see the appendix to this document. [2] Return on Invested Capital is defined as After-tax Operating Profit divided by (Total Assets less Cash & Cash Equivalents less Non-Interest Bearing Liabilities)

OPERATIONAL UPDATE

PERFORMANCE DRIVERS

- Strong cost management throughout North America vertical footprint drove benefits on both a sequential and year-over-year basis
  - Mill conversion costs per ton lowest in last two years
- North America Steel Product margins pressured sequentially on higher scrap costs; partial offset from higher selling price
- Volumes for all Steel Product categories increased from prior year, with particular strength in merchant bar and wire rod
- Margins over scrap on Downstream Products remained near historical highs driven by strong pricing in backlog
- Europe rebar volumes supported by resilient construction activity; merchant and wire rod demand benefited from increased industrial activity
- Import pressures remain in Europe

STRATEGIC ITEMS

- Signed agreement to begin receiving renewable solar energy at existing Arizona micro mill
- Completed closure of Steel California with decommissioning of rolling mill
- Further progress in MBQ initiative
  - Increased volumes from prior year despite unchanged industry consumption

UPDATES ON KEY PROJECTS

Second Arizona Micro Mill

- Expected FY '21 capital spend of $85 million
- Expect to break ground in mid FY '21; target startup FY '23
- Replaces shuttered rebar capacity at Steel CA
- Portion of investment to be funded by sale of land in Southern California
- First in world to produce MBQ via a continuous-continuous process
- Will further optimize our mill network and provide access to large underserved West Coast MBQ market

Danieli 3 - Europe

- Expected FY '21 capital spend of $20 million
- Targeted commissioning in late FY '21
- 3rd rolling line at Polish mill
- Adds significant production flexibility
- Will utilize current excess melt capacity, adding roughly 200,000 tons of finished steel output
- Helps to leverage fixed costs

CMC

Q1 FY21 Supplemental Slides | January 11, 2021 4

174 156 (19) 3 (0) (2) 0 20 40 60 80 100 120 140 160 180 200 Q1 2020 North America Segment EBITDA Europe Segment EBITDA Corporate & Eliminations Non-Operating Items Q1 2021 Q1 FY21 Supplemental Slides | January 11, 2021 5 CONSOLIDATED OPERATING RESULTS – QUARTERLY Q1 ’20 Q2 ’20 Q3 ’20 Q4 ’20 Q1 ‘21 External Finished Steel Tons Shipped1 1,462 1,445 1,475 1,541 1,518 Core EBITDA $174,413 $145,257 154,815 $175,994 $156,561 Core EBITDA per Ton of Finished Steel Shipped $119 $101 $105 $114 $103 Adjusted Earnings from Continuing Operations $87,763 $63,596 $70,367 $95,307 $69,778 Performance Summary Units in 000’s unless noted otherwise • Primarily due to $5.2 million facility closure costs related to employee and contract termination expenses at Steel California • Primarily due to $3.6 million impairment costs related to write-down of assets at Steel California • $1.3 million benefit related to a labor cost government refund in Europe Non-Operating Charges / Benefits Figures are pre-tax for Q1 2021 in $ millions Core EBITDA Bridge – Q1 2020 to Q1 2021 $ Millions [1] External Finished Steel Tons Shipped equal to shipments of Steel Products plus Downstream Products Other Note: Core EBITDA and Adjusted earnings from continuing operations are non-GAAP measures. For a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures, see the appendix to this document.

155 144 145 150 139 730 758 710 731 697 400 369 385 363 346 0 20 40 60 80 100 120 140 160 180 0 100 200 300 400 500 600 700 800 Q1 ’20 Q2 ’20 Q3 ’20 Q4 ‘20 Q1 '21 Adjusted EBITDA per Ton of Finished Steel Shipped Downstream Products Margin Over Scrap (1 Qtr Lag) Steel Products Margin Over Scrap 85 100 115 Q1 ’20 Q2 ’20 Q3 ’20 Q4 ‘20 Q1 '21 Wgt Avg Finished Steel Margin Over Scrap Controllable Costs EBITDA per ton Q1 FY21 Supplemental Slides | January 11, 2021 6 NORTH AMERICA – QUARTERLY Q1 ’20 Q2 ’20 Q3 ’20 Q4 ’20 Q1 ‘21 External Finished Steel Tons Shipped1 1,124 1,065 1,101 1,161 1,121 Adjusted EBITDA $174,732 $152,831 $159,394 $174,219 $155,634 Adjusted EBITDA per Ton of Finished Steel Shipped $155 $144 $145 $150 $139 Adjusted EBITDA Margin 14.4% 13.2% 13.7% 14.2% 13.0% Performance Summary Units in 000’s unless noted otherwise • Reduction in controllable costs within vertically integrated chain − Biggest drivers were mill conversion costs and downstream operating costs • Negatively impacted by narrowing of margins on Steel Products • Primarily due to Segment incurred $5.2 million of facility closure costs related to Steel California Key Performance Drivers Q1 2021 vs Q1 2020 North America – Key Margins $ / ton D P a n d S P M a rg in O v e r S c ra p A d ju s te d E B IT D A p e r to n North America Indexed Margins and Controllable Cost $ / ton of external finished steel shipped Notes: [1] External Finished Steel Tons Shipped equal to shipments of Steel Products plus Downstream Products [2] Steel Products Margin Over Scrap equals Average Selling Price minus Cost of ferrous scrap utilized [3] Downstream Products Margin Over Scrap equals Average Selling Price minus Cost of ferrous scrap utilized [2] [3]

Notes: [1] External Finished Steel Tons Shipped equal to shipments of Steel Products plus Downstream Products [2] Steel Products Margin Over Scrap equals Average Selling Price minus Cost of ferrous scrap utilized 34 35 38 60 36 217 198 198 196 199 0 10 20 30 40 50 60 70 100 120 140 160 180 200 220 240 Q1 ’20 Q2 ’20 Q3 ’20 Q4 ‘20 Q1 '21 Adjusted EBITDA per Ton of Finished Steel Shipped Steel Products Margin Over Scrap 40 100 160 Q1 ’20 Q2 ’20 Q3 ’20 Q4 ‘20 Q1 '21 Steel Product Margins Over Scrap Controllable Costs EBITDA per ton Q1 FY21 Supplemental Slides | January 11, 2021 7 EUROPE– QUARTERLY Q1 ’20 Q2 ’20 Q3 ’20 Q4 ’20 Q1 ‘21 External Finished Steel Tons Shipped1 338 380 374 380 397 Adjusted EBITDA $11,359 $13,451 $14,270 $22,927 $14,470 Adjusted EBITDA per Ton of Finished Steel Shipped $34 $35 $38 $60 $36 Adjusted EBITDA Margin 6.9% 7.5% 8.2% 12.7% 7.4% Performance Summary Units in 000’s unless noted otherwise • Strong volumes driven by increased industrial demand for merchant product and wire rod • Reduced controllable costs; strong mill conversion cost performance • Negatively impacted by narrowing of margins on Steel Products − Imports into Central Europe created challenging price environment • $1.3 million benefit related to a labor cost government refund in Europe Key Performance Drivers Q1 2021 vs Q1 2020 Europe – Key Margins $ / ton S te e l P ro d u c t M a rg in O v e r S c ra p A d ju s te d E B IT D A p e r to n Europe Indexed Margins and Controllable Cost $ / ton of finished product shipped [2]

($4) ($26) ($108) $73 $149 $226 $217 ($150) ($100) ($50) $0 $50 $100 $150 $200 $250 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 LTM Q1 FY'21 ADJUSTED EBITDA LESS CAPITAL EXPENDITURES AND DISBURSEMENTS TO STAKEHOLDERS 1 CMC’s cash flow capabilities have been greatly enhanced through our strategic transformation − Will fund current projects using organic cash generation FY 2021 capital expenditures expected in a range of $200 million to $225 million Spend on 2nd Arizona micro mill and Danieli 3 of $85 million and $20 million, respectively Source: Public filings, Internal data Notes: 1. Adjusted EBITDA less Capital Expenditures and Disbursements to Stakeholders is a non-GAAP financial measure. For a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures, see the appendix to this document. CASH FLOW PROFILE Q1 FY21 Supplemental Slides | January 11, 2021 8

27 53 72 179 347 $465 $330 $350 $300 $350 2021 2022 2023 2024-2025 2026 2027 Revolver BALANCE SHEET STRENGTH U.S. Accounts Receivables Facility Poland Credit Facilities Poland Accounts Receivable Facility (US$ in millions) Revolving Credit Facility 5.375% Notes Cash and Cash Equivalents 4.875% Notes 5.750% Notes DEBT MATURITY PROFILE PROVIDES STRATEGIC FLEXIBILITY DEBT MATURIT Y SCHEDULE Q1 FY’21 LIQUIDIT Y (US$ in millions) Source: Public filings Q1 FY21 Supplemental Slides | January 11, 2021 9 Poland Term Loan

46% 42% 37% 33% 32% 24% 18% 21% 0% 10% 20% 30% 40% 50% 60% Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 3.9x 3.2x 2.5x 1.9x 1.6x 1.2x 0.9x 1.1x NM 0.5x 1.0x 1.5x 2.0x 2.5x 3.0x 3.5x 4.0x 4.5x Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Source: Public filings, Internal data Notes: 1. Total debt is defined as long-term debt plus current maturities of long-term debt and short-term borrowings. 2. Net Debt is defined as total debt less cash & cash equivalents. 3. EBITDA depicted is adjusted EBITDA from continuing operations on a trailing 12 month basis. 4. Net debt-to-capitalization is defined as net debt on CMC’s balance sheet divided by the sum of total debt and shareholders’ equity 5. Net Debt to EBITDA and Net Debt to Capitalization are non-GAAP financial measures. For a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures, see the appendix to this document LEVERAGE PROFILE Financial strength gives us the flexibility to fund our announced projects, navigate current economic uncertainties, and pursue opportunistic M&A NET DEBT1,2 / EBITDA3 Q1 FY21 Supplemental Slides | January 11, 2021 10 NET DEBT-TO-CAPITALIZATION4

Q1 FY21 Supplemental Slides | January 11, 2021 11 A P P E N D IX : N O N -G A A P R E C O N C IL IA T IO N S

CORE EBITDA FROM CONTINUING OPERATIONS RECONCILIATION

($ in thousands)	3 MONTHS ENDED						12 MONTHS ENDED				
	11/30/2020	8/31/2020	5/31/2020	2/29/2020	11/30/2019	8/31/2019	11/30/2020	8/31/2020	8/31/2019	8/31/2018	8/31/2017
Earnings from continuing operations	$63,911	$67,782	$64,169	$63,596	$82,755	$85,880	$259,458	$278,302	$198,779	$135,237	$50,175
Interest expense	14,259	13,962	15,409	15,888	16,578	17,702	59,518	61,837	71,373	40,957	44,151
Income taxes	21,593	18,495	23,804	22,845	27,332	16,826	86,737	92,476	69,681	30,147	15,276
Depreciation and amortization	41,799	41,654	41,765	41,389	40,941	41,051	166,607	165,749	158,653	131,508	124,490
Asset impairments	3,594	1,098	5,983	-	530	369	10,675	7,611	384	14,372	1,730
Amortization of acquired unfavorable contract backlog	(1,523)	(10,691)	(4,348)	(5,997)	(8,331)	(16,582)	(22,559)	(29,367)	(74,784)	-	-
Non-cash equity compensation	9,062	9,875	6,170	7,536	8,269	7,758	32,643	31,850	25,106	24,038	21,469
Facility closure	5,214	2,903	1,863	-	6,339	-	9,980	11,105	-	-	-
Labor cost government refund	(1,348)	(2,985)	-	-	-	-	(4,333)	(2,985)	-	-	-
Acquisition settlement	-	32,123	-	-	-	-	32,123	32,123	-	-	-
Debt extinguishment costs	-	1,778	-	-	-	-	1,778	1,778	-	-	22,672
Acquisition and integration related costs and other	-	-	-	-	-	6,177	-	-	41,958	25,507	-
Purchase accounting effect on inventory	-	-	-	-	-	-	-	-	10,315	-	-
Mill operational start-up costs[1]	-	-	-	-	-	-	-	-	-	13,471	-
CMC Steel Oklahoma incentives	-	-	-	-	-	-	-	-	-	(3,000)	-
Severance	-	-	-	-	-	-	-	-	-	-	8,129
Core EBITDA from continuing operations[2]	**$156,561**	**$175,994**	**$154,815**	**$145,257**	**$174,413**	**$159,181**	**$632,627**	**$650,479**	**$501,465**	**$412,237**	**$288,092**

Source: Public filings
Notes:
1. Net of interest, taxes, depreciation and amortization, impairments, and non-cash equity compensation
2. See page 17 for definitions of non-GAAP financial measures

Q1 FY21 Supplemental Slides | January 11, 2021 12

ADJUSTED EARNINGS FROM CONTINUING OPERATIONS RECONCILIATION

($ in thousands)

	3 MONTHS ENDED						12 MONTHS ENDED				
	11/30/2020	8/31/2020	5/31/2020	2/29/2020	11/30/2019	8/31/2019	11/30/2020	8/31/2020	8/31/2019	8/31/2018	8/31/2017
Earnings from continuing operations	$63,911	$67,782	$64,169	$63,596	$82,755	$85,880	$259,458	$278,302	$198,779	$135,237	$50,175
Facility closure	5,214	2,903	1,863	–	6,339	–	9,980	11,105	–	–	–
Asset impairments	3,594	1,098	5,983	–	–	–	10,675	7,081	–	12,136	–
Labor cost government refund	(1,348)	(2,985)	–	–	–	–	(4,333)	(2,985)	–	–	–
Acquisition settlement	–	32,123	–	–	–	–	32,123	32,123	–	–	–
Debt extinguishment costs	–	1,778	–	–	–	–	1,778	1,778	–	–	17,799
Acquisition and integration related costs and other	–	–	–	–	–	6,177	–	–	41,958	25,507	–
CMC Steel Oklahoma incentives	–	–	–	–	–	–	–	–	–	(3,000)	–
Purchase accounting effect on inventory	–	–	–	–	–	–	–	–	10,315	–	–
Mill operational start-up costs	–	–	–	–	–	–	–	–	–	18,016	–
Severance	–	–	–	–	–	–	–	–	–	–	8,129
Total adjustments (pre-tax)	**$7,460**	**$34,917**	**$7,846**	**–**	**$6,339**	**$6,177**	**$50,223**	**$49,102**	**$52,273**	**$52,659**	**$25,928**
Tax impact											
TCJA impact	–	–	–	–	–	–	–	–	$7,550	$10,600	–
International reorganization	–	–	–	–	–	–	–	–	–	(9,200)	–
Related tax effects on adjustments	(1,593)	(7,392)	(1,648)	–	(1,331)	(1,297)	(10,633)	(10,371)	(10,977)	(13,236)	(9,075)
Total tax impact	**($1,593)**	**($7,392)**	**($1,648)**	**–**	**($1,331)**	**($1,297)**	**($10,633)**	**($10,371)**	**($3,427)**	**($11,836)**	**($9,075)**
Adjusted earnings from continuing operations[1]	**$69,778**	**$95,307**	**$70,367**	**$63,596**	**$87,763**	**$90,760**	**$299,048**	**$317,033**	**$247,625**	**$176,060**	**$67,028**
Adjusted earnings from continuing operations per diluted share	**$0.58**	**$0.79**	**$0.59**	**$0.53**	**$0.73**	**$0.76**	**$2.47**	**$2.64**	**$2.08**	**$1.49**	**$0.57**

Source: Public filings

Notes:

1. Net of interest, taxes, depreciation and amortization, impairments, and non-cash equity compensation
2. See page 17 for definitions of non-GAAP financial measures

Q1 FY21 Supplemental Slides | January 11, 2021 13

3 MONTHS ENDED 12 MONTHS ENDED 11/30/2020 8/31/2020 5/31/2020 2/29/2020 11/30/2019 North America Adjusted EBITDA from continuing operations $155,634 $174,219 $159,394 $152,831 $174,732 North America net sales 1,195,013 1,224,849 1,167,081 1,161,283 1,216,720 North America Adjusted EBITDA Margin 13.0% 14.2% 13.7% 13.2% 14.4% Europe Adjusted EBITDA from continuing operations $14,470 $22,927 $14,270 $13,451 $11,359 Europe net sales 194,596 179,855 173,817 180,079 165,389 Europe Adjusted EBITDA Margin 7.4% 12.7% 8.2% 7.5% 6.9% ADJUSTED SEGMENT EBITDA MARGIN Q1 FY21 Supplemental Slides | January 11, 2021 14 ($ in thousands) Source: Public filings

ADJUSTED EBITDA LESS CAPITAL EXPENDITURES AND DISBURSEMENTS TO STAKEHOLDERS

($ in thousands)	12 MONTHS ENDED							3 MONTHS ENDED	
	11/30/2020	8/31/2020	8/31/2019	8/31/2018	8/31/2017	8/31/2016	8/31/2015	11/30/2020	11/30/2019
Earnings from continuing operations	$259,458	$278,302	$198,779	$135,237	$50,175	$62,001	$58,583	$63,911	$82,755
Interest expense	59,518	61,837	71,373	40,957	44,151	62,121	76,456	14,259	16,578
Income taxes	86,737	92,476	69,681	30,147	15,276	13,976	36,097	21,593	27,332
Depreciation and amortization	166,607	165,749	158,653	131,508	124,490	127,111	135,559	41,799	40,941
Asset impairments	10,675	7,611	384	14,372	1,730	40,028	2,573	3,594	530
Amortization of acquired unfavorable contract backlog	(22,559)	(29,367)	(74,784)	–	–	–	–	(1,523)	(8,331)
Adjusted EBITDA from continuing operations	**$560,436**	**$576,608**	**$424,086**	**$352,221**	**$235,822**	**$305,237**	**$309,268**	**$143,633**	**$159,805**
Capital expenditures and disbursements to stakeholders									
Capital expenditures	179,260	187,618	138,836	174,655	213,120	163,332	119,580	37,201	45,559
Interest expense	59,518	61,837	71,373	40,957	44,151	62,121	76,456	14,259	16,578
Cash income taxes	47,123	44,499	7,977	7,198	30,963	50,201	61,000	4,743	2,119
Dividends	57,224	57,056	56,537	56,076	55,514	55,342	55,945	14,406	14,238
Total capital expenditures and disbursements to stakeholders	**$343,125**	**$351,010**	**$274,723**	**$278,886**	**$343,748**	**$330,996**	**$312,981**	**$70,609**	**$78,494**
Adjusted EBITDA less capital expenditures and disbursements to stakeholders	**$217,311**	**$225,598**	**$149,363**	**$73,335**	**($107,926)**	**($25,759)**	**($3,713)**	**$73,024**	**$81,311**

Source: Public filings
Note:
1. See page 17 for definitions of non-GAAP financial measures

CMC

Q1 FY21 Supplemental Slides | January 11, 2021 15

NET DEBT TO EBITDA AND NET DEBT TO CAPITALIZATION RECONCILIATIONS

($ in thousands)

	3 MONTHS ENDED										
	11/30/2020	8/31/2020	5/31/2020	2/29/2020	11/30/2019	8/31/2019	5/31/2019	2/28/2019	11/30/2018	8/31/2018	5/31/2018
Long-term debt	$1,064,893	$1,065,536	$1,153,800	$1,144,573	$1,179,443	$1,227,214	$1,306,863	$1,310,150	$1,307,824	$1,138,619	$1,139,103
Current maturities of long-term debt and short term borrowings	20,701	18,149	17,271	22,715	13,717	17,439	54,895	88,902	29,083	19,746	19,874
Total Debt	**$1,085,594**	**$1,083,685**	**$1,171,071**	**$1,167,288**	**$1,193,160**	**$1,244,653**	**$1,361,758**	**$1,399,052**	**$1,336,907**	**$1,158,365**	**$1,158,977**
Less: Cash and cash equivalent	465,162	542,103	462,110	232,442	224,797	192,461	120,315	66,742	52,352	622,473	600,444
Net Debt	**$620,432**	**$541,582**	**$708,961**	**$934,846**	**$968,363**	**$1,052,192**	**$1,241,443**	**$1,332,310**	**$1,284,555**	**$535,892**	**$558,533**
Earnings from continuing operations	$63,911	$67,782	$64,169	$63,596	$82,755	$85,880	$78,551	$14,928	$19,420	$51,260	$42,325
Interest expense	14,259	13,962	15,409	15,888	16,578	17,702	18,513	18,495	16,663	15,654	11,511
Income taxes	21,593	18,495	23,804	22,845	27,332	16,826	29,105	18,141	5,609	6,682	13,312
Depreciation and amortization	41,799	41,654	41,765	41,389	40,941	41,051	41,181	41,245	35,176	32,610	32,949
Asset impairments	3,594	1,098	5,983	-	530	369	15	-	-	840	935
Amortization of acquired unfavorable contract backlog	(1,523)	(10,691)	(4,348)	(5,997)	(8,331)	(16,582)	(23,394)	(23,476)	(11,332)	-	-
Adjusted EBITDA from continuing operations	**$143,633**	**$132,300**	**$146,782**	**$137,721**	**$159,805**	**$145,246**	**$143,971**	**$69,333**	**$65,536**	**$107,046**	**$101,032**
Trailing 12 month Adjusted EBITDA from continuing operations	**$560,436**	**$576,608**	**$589,554**	**$586,743**	**$518,355**	**$424,086**	**$385,886**	**$342,947**			
Total Debt	$1,085,594	$1,083,685	$1,171,071	$1,167,288	$1,193,160	$1,244,653	$1,361,758	$1,399,052	$1,336,907	$1,158,365	$1,158,977
Total stockholders' equity	1,934,899	1,889,413	1,800,662	1,758,055	1,701,697	1,624,057	1,564,195	1,498,496	1,489,027	1,493,583	1,452,902
Total Capitalization	**$3,020,493**	**$2,973,098**	**$2,971,733**	**$2,925,343**	**$2,894,857**	**$2,868,710**	**$2,925,953**	**$2,897,548**	**$2,825,934**	**$2,651,948**	**$2,611,879**
Net Debt to Trailing 12 month Adjusted EBITDA from continuing operations	**1.1x**	**0.9x**	**1.2x**	**1.6x**	**1.9x**	**2.5x**	**3.2x**	**3.9x**			
Net Debt to Capitalization	**21%**	**18%**	**24%**	**32%**	**33%**	**37%**	**42%**	**46%**			

Source: Public filings
Note:
1. See page 17 for definitions of non-GAAP financial measures

Investor Presentation | January 2021 16

DEFINITIONS FOR NON-GAAP FINANCIAL MEASURES ADJUSTED EARNINGS FROM CONTINUING OPERATIONS Adjusted earnings from continuing operations is a non-GAAP financial measure that is equal to earnings from continuing operations before certain facility closure costs, asset impairments, labor cost government refunds, acquisition settlements, debt extinguishment costs, acquisition and integration-related costs, CMC Steel Oklahoma incentives, the effect of purchase accounting adjustments on inventory, mill operational start-up costs and severance expenses, including the estimated income tax effects thereof. Adjusted earnings from continuing operations should not be considered as an alternative to earnings from continuing operations or any other performance measure derived in accordance with GAAP. However, we believe that adjusted earnings from continuing operations provides relevant and useful information to investors as it allows: (i) a supplemental measure of our ongoing core performance and (ii) the assessment of period-to-period performance trends. Management uses adjusted earnings from continuing operations to evaluate our financial performance. Adjusted earnings from continuing operations may be inconsistent with similar measures presented by other companies. Adjusted earnings from continuing operations per diluted share is defined as adjusted earnings from continuing operations on a diluted per share basis. CORE EBITDA FROM CONTINUING OPERATIONS Core EBITDA from Continuing Operations is a non-GAAP financial measure. Core EBITDA from continuing operations is the sum of earnings from continuing operations before interest expense and income taxes. It also excludes recurring non-cash charges for depreciation and amortization and asset impairments. Core EBITDA from continuing operations also excludes amortization of acquired unfavorable contract backlog, non-cash equity compensation, certain facility closure costs, labor cost government refunds, acquisition settlement costs, debt extinguishment costs, acquisition and integration- related costs, the effect of purchase accounting adjustments on inventory, mill operational start-up costs, CMC Steel Oklahoma incentives and severance expenses. Core EBITDA from continuing operations should not be considered an alternative to earnings (loss) from continuing operations or net earnings (loss) as determined by GAAP. However, we believe that Core EBITDA from continuing operations provides relevant and useful information, which is often used by analysts, creditors and other interested parties in our industry as it allows: (i) comparison of our earnings to those of our competitors; (ii) a supplemental measure of our ongoing core performance; and (iii) the assessment of period-to-period performance trends. Core EBITDA from continuing operations may be inconsistent with similar measures presented by other companies. ADJUSTED EBITDA FROM CONTINUING OPERATIONS Adjusted EBITDA from Continuing Operations is a non-GAAP financial measure. Adjusted EBITDA is the sum of the Company's earnings from continuing operations before interest expense, income taxes, depreciation and amortization expense, impairment expense, and amortization of acquired unfavorable contract backlog. Adjusted EBITDA from continuing operations should not be considered as an alternative to earnings from continuing operations or any other performance measure derived in accordance with GAAP. However, we believe that adjusted EBITDA from continuing operations provides relevant and useful information to investors as it allows: (i) a supplemental measure of our ongoing performance and (ii) the assessment of period-to-period performance trends. Management uses adjusted EBITDA from continuing operations to evaluation our financial performance. Adjusted EBITDA from continuing operations may be inconsistent with similar measures presented by other companies. ADJUSTED EBITDA LESS CAPITAL EXPENDITURES AND DISBURSEMENTS TO STAKEHOLDERS Adjusted EBITDA less capital expenditures and disbursements to shareholders is defined as Adjusted EBITDA less capital expenditures less interest expense, less cash income taxes less dividend payments. NET DEBT Net debt is defined as total debt less cash and cash equivalents. Q1 FY21 Supplemental Slides | January 11, 2021 17

THANK YOU CORPORATE OFFICE 6565 N. MacArthur Blvd Suite 800 Irving, TX 75039 Phone: (214) 689.4300 INVESTOR RELATIONS Phone: (972) 308.5349 Fax: (214) 689.4326 IR@cmc.com Q1 FY21 Supplemental Slides | January 11, 2021 18